                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2001

                                Verticalnet, Inc.
               (Exact name of Registrant as Specified in Charter)

             Pennsylvania                             000-25269                             23-2815834
     (State or Other Jurisdiction                    (Commission                          (IRS Employer
           of Incorporation)                         File Number)                      Identification No.)

300 Chester Field Parkway, Malvern,  PA                                                       19355
(Address of principal executive offices)                                                     Zip Code

           Registrant's telephone, including area code: 610-240-0600

         (Former name and former address, if changed since last report)

This Form 8-K/A amends the current Report on Form 8-K filed by the Registrant on April 30, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

                  2.1 Co-Marketing Agreement, dated as of March 29, 2000, between Verticalnet, Inc. and Microsoft Corporation

                  2.2 Agreement, dated as of April 26, 2001, between Verticalnet, Inc. and Microsoft Corporation

                  99.1*    Press Release dated April 26, 2001

                  99.2*    Press Release dated April 26, 2001

                  99.3* Letter to Members of the Analyst Community dated April 26, 2001


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* Filed as part of the Registrant's Current Report on Form 8-K dated April 26,
  2001, filed on April 30, 2001, and incorporated herein by reference.

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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VERTICALNET, INC.

Date:    May 16, 2002              By:  /s/  James W. McKenzie, Jr.
                                        --------------------------
                                        Name:  James W. McKenzie, Jr.
                                        Title: Executive Vice President, General
                                               Counsel and Secretary


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
                                  EXHIBIT INDEX

 Exhibit No.               Description of Exhibit
 -----------               ----------------------
     2.1                   Co-Marketing Agreement, dated as of March 29, 2000,
                           between Verticalnet, Inc. and Microsoft Corporation

     2.2                   Agreement, dated as of April 26, 2001, between
                           Verticalnet, Inc. and Microsoft Corporation


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